                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Donald
R. "Scotty" Walsh and Beth O. MacLaughlin as his attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, from such person and in each person's name, place, and stead, in any and all capacities, to sign any and all registration statements, amendments (including post-effective amendments) to any registration statement, or, with all exhibits thereto and all documents in connection therewith, as well as any Form 3, 4 or 5 under Section 16 of the Securities Exchange Act of 1934, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Name                                Title                                   Date
-------------------------------------------------------------------------------------------------------------------

                   /s/                      Chief Executive Officer                     July 31, 2003
----------------------------------------
Donald R. "Scotty" Walsh                    and Director


                   /s/                      Chief Financial Officer                     July 31, 2003
----------------------------------------
Beth O. MacLaughlin


                   /s/                      Chairman of the Board                       July 31, 2003
----------------------------------------
W. James Hindman


                   /s/                      Vice-Chairman of the Board                  July 31, 2003
----------------------------------------
Henry D. Felton


                   /s/                      President and CEO                           July 31, 2003
----------------------------------------
Eric Pratt


                   /s/                      Director                                    July 31, 2003
----------------------------------------
Eugene J. Fischer


                   /s/                      Executive Vice President                    July 31, 2003
----------------------------------------
Scott N. Fischer


                   /s/                      Director                                    July 31, 2003
----------------------------------------
James A. Fanella


                   /s/                      Senior Vice President                       July 31, 2003
----------------------------------------
Debra Keith


                   /s/                      Director                                    July 31, 2003
----------------------------------------
George Cox

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